Exhibit 10.2

THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ANY EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

February 4, 2023

NIGHTFOOD HOLDINGS, INC.
WARRANT TO PURCHASE STOCK

Nightfood Holdings, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, Sean Folkson (the “Holder”) is entitled, subject to the terms set forth in this warrant agreement (this “Warrant”), to purchase from the Company up to Four Hundred Thousand (400,000) fully paid and nonassessable shares (the “Shares”) of its Common Stock, par value $0.001 per share (the “Common Stock”), at a purchase price per Share equal to $0.30 (as adjusted from time to time as provided herein, the “Exercise Price”).

1. Defined Terms. For purposes of this Warrant, the following terms shall have the meanings ascribed thereto:

(a) “Board” means the board of directors of the Company.

(b) “Exercise Period” means the time period commencing on the date of this Warrant and ending on the Expiration Time.

(c) “Expiration Time” means 5:00 p.m. Eastern time on October, 2027, unless earlier canceled in accordance with the terms hereof.

(d) “Fair Market Value” means on any date in question the closing sale price of a share of Common Stock on the principal stock exchange or stock market or the average of the high and low closing bid and ask prices of the Common Stock on any over-the-counter market on which the Common Stock is traded on the business day immediately preceding such date (or if there is not trading on such date, on the next preceding business day on which there was trading in the Common Stock), as quoted in The Wall Street Journal. If the Common Stock is not listed or qualified for trading on a stock exchange or stock market at such time, then the Fair Market Value shall be determined in good faith by the members of the Board.

2. Exercise of Warrant. (a) Subject to Section 2(b) below, this Warrant may be exercised in full or in part at any time or from time to time during the Exercise Period by the Holder hereof by surrender of this Warrant and the exercise notice annexed hereto as Exhibit A (duly executed) by the Holder, to the Company at its principal office, accompanied by payment, in cash, wire transfer of immediately available funds or by certified check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the notice of exercise by (b) the Exercise Price then in effect. On any partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as the Holder (upon payment by the Holder of any applicable transfer taxes and subject to applicable securities laws) may request, providing in the aggregate on the face thereof for the number of Shares for which such Warrant may still be exercised.

3. No Fractional Shares. Notwithstanding anything to the contrary contained in this Warrant, no fraction of a share of capital stock of the Company shall be issued upon exercise of this Warrant. In lieu of receiving from the Company any fraction of a share of capital stock of the Company resulting from the exercise of this Warrant, the Holder shall receive cash in an amount equal to such fraction multiplied by the then Fair Market Value of such share of capital stock.

4. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) shall cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes and subject to applicable securities laws) may direct, a certificate or certificates (or evidence of book-entry) for the number of fully paid and nonassessable Shares that the Holder shall be entitled to receive on such exercise, in such denominations as may be requested by the Holder.

5. Covenants as to Common Stock. The Company covenants that all Shares which may be issued upon the exercise of this Warrant, shall, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, except for such encumbrances as to which the Holder may have otherwise agreed. The Company shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to permit the exercise of this Warrant in full.

6. No Stockholder Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

7. Adjustments to Shares and Exercise Price.

(a) Adjustments for Subdivisions, Combinations, Dividends and Distributions of Common Stock. If, at any time after the date of this Warrant, (x) the then outstanding shares of Common Stock shall be subdivided (by stock-split, reclassification or otherwise) or (y) the Company shall issue or make, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution of additional shares of Common Stock payable on then outstanding shares of Common Stock, then, concurrently with, in the case of clause (x), the effectiveness of such subdivision, and, in the case of clause (y), the issuance or the making of such dividend or other distribution or as of the close of business on such record date (whichever is earlier), the number of Shares (then in effect) shall be increased, and the Exercise Price (then in effect) shall be decreased, in proportion to the increase in the number of then outstanding shares of Common Stock as a result of such subdivision, dividend or distribution of Common Stock, as the case may be. Notwithstanding the foregoing, if, in the case of clause (y), a dividend is not issued or a distribution is not made on the record date fixed therefor, then the number of Shares (then in effect) and the Exercise Price (then in effect) shall be readjusted to such number and such amount, respectively, as existed immediately prior to the fixing of such record date. If at any time after the date of this Warrant the then outstanding shares of Common Stock shall be combined (by consolidation, reclassification or otherwise), then, concurrently with the effectiveness of such combination, the number of Shares (then in effect) shall be decreased, and the Exercise Price (then in effect) shall be increased, in proportion to the decrease in the number of then outstanding shares of Common Stock as a result of such combination.

(b) Adjustments for Reorganization, Reclassification, Exchange and Substitution. If the Common Stock shall be converted into or exchanged for the same number or a different number of shares of any class or series of capital stock of the Company other than Common Stock or for other securities or property (whether by reorganization, reclassification or otherwise), then, concurrently with the effectiveness of such conversion or exchange:

(i) this Warrant shall be exercisable for, in lieu of the Shares, such other class or series of capital stock or other securities or property into which or for which the Common Stock was so converted or exchanged, and in such number of shares of such other class or series of capital stock or such amount of other securities or property, as the case may be, that is equivalent to the number of shares of such other class or series of capital stock or such amount of other securities or property into which or for which the Shares would have otherwise been converted or exchanged had they been outstanding at the time of such conversion or exchange;

(ii) the Exercise Price shall be adjusted to equal the quotient obtained from dividing (x) the product of the Shares and the Exercise Price (each as in effect immediately prior to such conversion or exchange) by (y) the number of shares of such other class or series of capital stock or such amount of other securities or property for which this Warrant shall be exercisable pursuant to clause (i) above; and

(iii) appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the terms of this Warrant with respect to the rights and interests of the Holder, to the end that the provisions set forth herein shall be applicable, as nearly as they reasonably may be, in relation to any shares of capital stock or other securities or property deliverable upon the exercise of this Warrant.

(c) Certificate of Adjustment. The Company shall, within thirty (30) days of a written request thereof from the Holder, prepare and furnish to the Holder a certificate setting forth (x) the number of Shares and the Exercise Price, each as then in effect, (y) each adjustment (showing in detail the facts upon which such adjustment is based) made to the number of Shares and the Exercise Price since the date of this Warrant and (z) to the extent this Warrant is no longer exercisable for Common Stock, the kind and amount of securities, assets or property for which the Warrant may be exercisable.

8. Exchange of Warrant. This Warrant may be exchangeable at any time upon the surrender hereof by the Holder at the principal office or an agent of the Company for a new warrant of like tenor, which new warrant shall provide on its face the Shares and the Exercise Price as in effect at the time of surrender of this Warrant, or the kind and amount of securities, assets or property for which this Warrant is exercisable at the time of such surrender.

9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon request of the Holder, issue a new warrant of like tenor, provided that the Holder (i) submits an affidavit made to the Company that this Warrant has been lost, stolen or destroyed, as the case may be, (ii) executes an agreement to indemnify the Company from any loss incurred by the Company in connection with this Warrant and (iii) in the case of a mutilated Warrant, surrenders to the Company such mutilated Warrant.

10. Notice of Certain Events. If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation (each, an “Extraordinary Event”) shall be effected, then, if not expressly exercised pursuant to Section 2 prior to such Extraordinary Event, this Warrant shall be canceled without any payment therefor immediately prior to the consummation of such Extraordinary Event. The Company shall provide or cause to be provided to the Holder written notice of such event no less than thirty (30) days prior to the consummation of such Extraordinary Event (or the maximum number of days if such event is expected to be consummated in less than thirty (30) days from the date the Company is obligated or bound (with or without conditions) to consummate such Extraordinary Event).

11. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 11).

12. No Impairment. The Company shall not, by amendment of its certificate of incorporation or through any reclassification, recapitalization event, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

13. Miscellaneous.

(a) Governing Law. This Warrant shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

(b) Entire Agreement; Amendment; Waiver. This Warrant (including any exhibits attached hereto) constitutes the entire understanding between the Company and the Holder with respect to the subject matter hereof. No modification or amendment to this Warrant, nor any waiver of any rights under this Warrant, shall be effective unless done in writing and signed by the Company and the Holder.

(c) Tax Consequences. The Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Holder which will result from the issuance of this Warrant. The Holder acknowledges that the Holder bears complete responsibility for obtaining adequate tax advice regarding this Warrant.

(d) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(e) Counterparts; Facsimile. This Warrant may be executed and delivered by facsimile or electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f) Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Warrant to Purchase Stock as of the date first above written.

COMPANY:

NIGHTFOOD HOLDINGS, INC.
a Nevada corporation

By:
	Name:	Sean Folkson
	Title:	Chief Executive Officer

HOLDER:

Name:	Sean Folkson

EXHIBIT A

EXERCISE FORM

(To be signed only on exercise of Warrant)

Nightfood Holdings, Inc.

520 White Plains Road

Suite 500

Tarrytown, NY 10591

The undersigned hereby irrevocably elects to exercise the right to purchase represented by the within Warrant for, and to purchase thereunder, _______ shares of the stock provided for therein, herewith pays the Exercise Price in accordance with the terms of this Warrant and requests that certificates for such shares be issued in the name of:

_________________________________________________________________

(Please print name, address, and tax identification number)

_________________________________________________________________

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of the undersigned holder of the within Warrant or his Assignee as below indicated and delivered to the address stated below.

NAME OF HOLDER OR ASSIGNEE:______________________________________

(Please print)

ADDRESS OF HOLDER

OR ASSIGNEE:_____________________________________________________

SIGNATURE OF HOLDER:_____________________________________________

DATED:__________________